U.S. Social Core Equity 2 Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFUEX)

Summary Prospectus

February 28, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2025, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Social Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

2	Dimensional Fund Advisors

Principal Investment Strategies

To achieve the U.S. Social Core Equity 2 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Social Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe, while excluding companies based on the Portfolio’s social issue screens. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the U.S. Universe may be affected by the Portfolio’s social issue screens.

As a non-fundamental policy, under normal circumstances, the U.S. Social Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Social Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading

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costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Social Core Equity 2 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

The U.S. Social Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

The U.S. Social Core Equity 2 Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by, or based upon information from, an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 10% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or key intended components of these products, or the provision of weapon systems support and service related to nuclear weapons, such as the repair and maintenance of nuclear weapons; (2) have demonstrated complicity in genocide in Sudan, for example, by having ties to the Sudanese military or government, selling or distributing military equipment to a party based in Sudan or operating within Sudan borders, or generating 10% or more of its total assets or revenues in Sudan from the oil, mineral or power sectors; (3) earn at least 10% of their total annual revenue through the production and/or sale of tobacco (this criteria does not cover products designed as an aid to quit smoking), alcoholic beverages as an intoxicating agent (this criteria does not cover packaging such as bottles, cans, corks or caps), or cannabis products; (4) earn at least 10% of their total annual revenue from the ownership or operation of gambling facilities, licensing their brand name to gambling products, or providing support or services to the gambling industry; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 10% of their total annual revenue from the retail, distribution or production of pornographic products (this criteria does not cover companies that offer content sharing platforms that are not pornography focused but allow third-party users to upload pornographic content; (7) are involved in the production of landmines, cluster munitions, or key intended components of such weapons; (8) produce firearms (i.e., using an explosive charge as a propellant) intended for civilian use; (9) have had involvement in severe child labor controversies (factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party observers); (10) conduct stem cell research using cells derived from human embryos or fetal tissue, or use fetal cell lines in the development of vaccines or other biopharmaceuticals; (11) operate or manage, or provide staffing services to, for-profit correctional and/or detention

4	Dimensional Fund Advisors

facilities (this criteria does not cover provision of maintenance or non-management services, including staffing for such services); (12) have material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises; (13) have relatively high carbon intensity or potential emissions from reserves or scaled potential emissions from reserves; and/or (14) have thermal or metallurgical coal reserves.

The U.S. Social Core Equity 2 Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice. (See “Additional Information on Investment Objectives and Policies—Applying the Portfolios’ Social Criteria” in this Prospectus.)

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to

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adverse business or economic developments and they may have more limited resources.

Social Investment Risk: A fund with social issue screens may limit the number of investment opportunities available to the fund, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, a fund with social issue screens may decline to purchase certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that a fund’s investments will reflect the social considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

6	Dimensional Fund Advisors

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Social Core Equity 2 Portfolio Institutional Class Shares —Total Returns

January 2015-December 2024
Highest Quarter	Lowest Quarter
23.06% 2020, Q2	-26.41% 2020, Q1

U.S. Social Core Equity 2 Portfolio	7

Annualized Returns (%) Periods ended December 31, 2024
	1 Year	5 Years	10 Years
U.S. Social Core Equity 2 Portfolio
Return Before Taxes	22.08%	13.30%	11.33%
Return After Taxes on Distributions	21.80%	12.58%	10.56%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.26%	10.50%	9.15%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

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Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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